The date of this supplement is June 1, 2010.

C100-041 6/1/10

T. Rowe Price Institutional International Funds, Inc.
T. Rowe Price Institutional Foreign Equity Fund

Supplement to prospectus dated March 1, 2010

The Institutional Foreign Equity Fund has changed its name to the Institutional International Growth Equity Fund. All references in the prospectus to the Institutional Foreign Equity Fund are hereby replaced by reference to the Institutional International Growth Equity Fund. There are no other changes to the fund`s prospectus.